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Supplement Dated October 17, 2007 to the Institutional Class Prospectus dated
                             March 1, 2007
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The sections titled "Redemption Polices" and "Frequent Trading and Market
Timing" are hereby respectively replaced with the following:


Redemption Policies
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Shares of any Fund may be redeemed by telephone, via the Funds' website, or by mail on any day that the Fund is open for business. The redemption price will be the NAV next determined after a redemption request is received in good order. For assistance with completing a redemption request, please call 1-800-658-5811.

For the Money Market Fund, wire proceeds from redemption requests received in good order by 5:00 p.m. Eastern Time (or such other time as may be designated by the Fund) will generally be transmitted to shareholders on the same day. For all other Funds, wire proceeds from redemption requests received in good order by 4:00 p.m. Eastern Time or by the close of the Exchange (whichever comes first) are generally transmitted to shareholders on the next day the Funds are open for business. In any event, proceeds from a redemption request for any Fund will typically be transmitted to a shareholder by no later than seven days after the receipt of a redemption request in good order. Delivery of proceeds from shares purchased by check may be delayed until the check has cleared, which may take up to 15 days.

A redemption fee of 2% will be deducted from your redemption amount when you sell shares of the International Equity Fund or Emerging Markets Fund that you have owned for less than 90 days. The redemption fee is paid to the Fund and is intended to discourage frequent trading and market timing. If you purchased shares on multiple dates, the shares you have held the longest will be redeemed first for purpose of assessing the redemption fee. The redemption fee does not apply to:
   - shares acquired through the reinvestment of dividends and distributions;
   - shares acquired through payroll contributions to a retirement or employee benefit plan;
   - shares redeemed through systematic redemption plans;
   - shares redeemed to return excess IRA contributions; or
   - certain redemption transactions made within a retirement or employee benefit plan, such as minimum required distributions, loans and hardship withdrawals, or other transactions that are initiated by a party other than the plan participant.

For more information on the redemption fee, including how the fee applies to investors who own shares through financial intermediaries, such as broker-dealers, third party administrators of retirement plans, and trust companies, please see the section titled "Frequent Trading and Market Timing."

The Funds reserve the right to suspend redemptions or postpone the date of payment (i) when the Exchange is closed (other than for customary weekend and holiday closings); (ii) when trading of the Exchange is restricted; (iii) when the SEC determines that an emergency exists so that disposal of a Fund's investments or determination of its NAV is not reasonably practicable; or (iv) by order of the SEC for protection of the Funds' shareholders.

Although the Funds intend to redeem shares in cash, each Fund reserves the right to pay the redemption price in whole or in part by a distribution of readily marketable securities held by the applicable Fund or its corresponding portfolio. Unpaid dividends credited to an account up to the date of redemption of all shares of the Money Market Fund generally will be paid at the time of redemption.

Please refer to the section titled "Frequent Trading and Market Timing" for information on the Funds' policies regarding frequent purchases, redemptions, and exchanges.


Frequent Trading and Market Timing
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Frequent trading by Fund shareholders poses risks to other shareholders in that Fund, including (i) the dilution of the Fund's NAV, (ii) an increase in the Fund's expenses, and (iii) interference with the portfolio manager's ability to execute efficient investment strategies. Frequent, short-term trading of Fund shares in an attempt to profit from day-to-day fluctuations in the Fund's NAV is known as market timing. The International Equity, Emerging Markets, and High Yield Bond Funds are particularly at risk for market timing activity. Please see Market Timing Risk under the description of each of these Funds.

The Funds' Board of Trustees has adopted policies and procedures intended to discourage frequent trading and market timing. These policies include a 2% redemption fee imposed on shares of the Emerging Markets and International Equity Funds that are sold within 90 days of purchase. The redemption fee is described further in the "Redemption Policies" section. Shareholders may transact one "round trip" in a Fund in any rolling 90-day period. This one round-trip limit does not apply to the Money Market Fund. A "round trip" is defined as two transactions, each in an opposite direction. A round trip may involve (i) a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund or (ii) a redemption or exchange out of a Fund followed by a purchase or exchange into the same Fund. If the Manager detects that a shareholder has exceeded one round trip in a Fund (except the Money Market Fund) in any rolling 90-day period, the Manager, without prior notice to the shareholder, will prohibit the shareholder from making further purchases of that Fund. In general, the Funds reserve the right to reject any purchase order, terminate the exchange privilege, or liquidate the account of any shareholder that the Manager determines has engaged in frequent trading or market timing, regardless of whether the shareholder's activity violates any policy stated in this Prospectus.

The round-trip limit does not apply to the following transaction types:
   - shares acquired through the reinvestment of dividends and distributions;
   - systematic purchases and redemptions;
   - shares redeemed to return excess IRA contributions; or
   - certain transactions made within a retirement or employee benefit plan, such as payroll contributions, minimum required distributions, loans, and hardship withdrawals, or other transactions that are initiated by a party other than the plan participant.

Financial intermediaries that offer Fund shares, such as broker-dealers, third party administrators of retirement plans, and trust companies, will be asked to enforce the Funds' policies to discourage frequent trading and market timing by investors. However, certain intermediaries that offer Fund shares have informed the Funds that they are currently unable to enforce the Funds' policies on an automated basis. In those instances, the Manager will monitor trading activity of the intermediary in an attempt to detect patterns of activity that indicate frequent trading or market timing by underlying investors. In some cases, intermediaries that offer Fund shares have their own policies to deter frequent trading and market timing that differ from the Funds' policies. The Funds may defer to an intermediary's policies. For more information, please contact the financial intermediary through which you invest in the Funds.

The Manager monitors trading activity in the Funds to attempt to identify shareholders engaged in frequent trading or market timing. The Manager may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time. The ability of the Manager to detect frequent trading and market timing activity by investors who own shares through an intermediary is dependent upon the intermediary's provision of information necessary to identify transactions by the underlying investors. The Funds have entered agreements with the intermediaries that service the Funds' investors, pursuant to which the intermediaries agree to provide information on investor transactions to the Funds and to act on the Funds' instructions to restrict transactions by investors who the Manager has identified as having violated the Funds' policies and procedures to deter frequent trading and market timing.

The Funds reserve the right to modify the frequent trading and market timing policies and procedures and grant or eliminate waivers to such policies and procedures at any time without advance notice to shareholders. There can be no assurance that the Funds' policies and procedures to deter frequent trading and market timing will have the intended effect nor that the Manager will be able to detect frequent trading and market timing.